Exhibit 99.1

Signed an investment agreement with Ideanomics, Inc., for the subscription of a tranche of the capital increase approved by the Board of Directors on 3 March 2021 equal to approximately Euro 11 Million with Ideanomics, a U.S, Nasdaq-listed, company with a global EV footprint.

Modena, March 4, 2021, Energica Motor Company S.p.A. ("Energica") announces that today it has signed an investment agreement with Ideanomics, Inc., a company incorporated under the law of Nevada, listed on the Nasdaq, for the subscription of Euro 10,909,091 equal to 64.17% of the share capital increase, with the exclusion of the option right pursuant to article 2441, paragraph 5, of the civ. code, approved by the Board of Directors on March 2, 2021 (please refer to the relevant press release) against the issue of no. 6,128,703 Energica ordinary shares. Upon completion of the subscription of the capital increase, the investor will hold a stake of at least 20% of the Company's share capital. The subscription price was determined at Euro 1.78 per share, as a result of the weighted average of the official price of Energica shares recorded in the six months prior to the execution of the transaction.

Ideanomics is a global company that facilitates the adoption of commercial electric vehicles and supports next-generation financial services and fintech products. The company was founded in 2014 and is traded on NASDAQ. Ideanomics is building a new paradigm on emerging technology companies growth providing them a unified platform aimed at accelerate their growth while facilitating the global adoption of innovative technologies with significant economic or environmental benefits.

The settlement of the transaction will take place in the next few days and will be communicated in accordance with the law.

“We are proud to be part of this unified platform of which we fully share the vision”, says Livia Cevolini, CEO of Energica Motor Company S.p.A.

"The creation of a network of innovative companies can only accelerate the growth and adoption of new technologies such as sustainable mobility that sees us among the leaders. We are confident to make our contribution derived from decades of experience in the field of high-performing electric motorcycles ".

"The investment will give further strength to the Energica growth already underway in recent years thanks to the innovations brought to our products within the racing experience in MotoE."

”Energica has combined zero emission EV technology with the pedigree of high-performance mobility synonymous with Italy’s Motor Valley to create a range of exceptional products for the high-performance motorcycle market. To support its products, it has developed proprietary EV battery and DC fast-charging in-house that has applications and synergies with our broader interests in the global EV sector. We were very impressed with Livia and her team throughout our discussions, and we are very pleased to support them through their next phase of growth” said Alf Poor, CEO of Ideanomics.

ENERGICA MOTOR COMPANY S.p.A.
www.energicamotor.com

Sede Legale/Legal Headquarter
Via Cesare della Chiesa, 150 - 41126 Modena (MO), ITALY
Sede Operativa/operative Headquarter
Via Scarlatti, 20 – 41019 Soliera (MO), ITALY
C.F./ P.IVA 03592550366 (VAT number)
Capitale sociale/Company’s Capital € 216.542,71 i.v.

The agreement provides for a 90-day lock-up for the investor and a right of first refusal with respect to any further injections of risk capital into the Company in order to limit the dilution of the investors. In addition, an observer appointed by the investor may attend the meeting of the board of directors. If the assembly approves the proposal to introduce the right to convert ordinary shares into multiple voting shares, the investor will not proceed with the request for registration in the appropriate list.

First Europe assisted Energica as financial advisor. Nctm for the Company and by Venable LLP for Ideanomics, Inc acted as legal counsel. The bookrunner is Bestinver Securities.

# # #

About Ideanomics

Ideanomics is a global company focused on the convergence of financial services and industries experiencing technological disruption. Our Ideanomics Mobility division is a service provider which facilitates the adoption of electric vehicles by commercial fleet operators through offering vehicle procurement, finance and leasing, and energy management solutions under our innovative sales to financing to charging (S2F2C) business model. Ideanomics Capital is focused on disruptive fintech solutions for the financial services industry. Together, Ideanomics Mobility and Ideanomics Capital provide our global customers and partners with leading technologies and services designed to improve transparency, efficiency, and accountability, and our shareholders with the opportunity to participate in high-potential, growth industries. The company is headquartered in New York, NY, with offices in Beijing, Hangzhou, and Qingdao, and operations in the U.S., China, Ukraine, and Malaysia.

Energica Motor Company S.p.A.

Energica Motor Company S.p.A. is the world's leading manufacturer of high performance electric motorcycles and the sole manufacturer of the FIM Enel MotoE™ World Cup. Energica motorcycles are currently on sale through the official network of dealers and importers.

Ideanomics

Tony Sklar, SVP of Investor Relations

ir@ideanomics.com

ENERGICA MOTOR COMPANY S.p.A.
www.energicamotor.com

Sede Legale/Legal Headquarter
Via Cesare della Chiesa, 150 - 41126 Modena (MO), ITALY
Sede Operativa/operative Headquarter
Via Scarlatti, 20 – 41019 Soliera (MO), ITALY
C.F./ P.IVA 03592550366 (VAT number)
Capitale sociale/Company’s Capital € 216.542,71 i.v.

Energica Motor Company S.p.A.

Investor Relations

investor@energicamotor.com

Press Office Energica

Cecilia Bucci

cbucci@energicamotor.com

Investor Relations

IR TOP Consulting

Floriana Vitale f.vitale@irtop.com

Ideanomics,Inc.

Tony Sklar, SVP of Investor Relations

1441 Broadway, Suite 5116 New York, NY 10018

ir@ideanomics.com

Nomad - Banca Finnat Euramerica S.p.A.

Alberto Verna

a.verna@finnat.it

Bestinver Securities S.V.S.A.

Luca Bonomini

LBonomini@bestinver.es

Nctm

Lawyer Lukas Plattner LL.M.

lukas.plattner@nctm.it

Siglato accordo di investimento per la sottoscrizione di una tranche dell’aumento di capitale approvato dal Consiglio di Amministrazione del 3 marzo 2021 pari a circa Euro 11 milioni con Ideanomics, società statunitense, quotata al Nasdaq, con impronta EV.

Modena, 4 marzo 2021, Energica Motor Company S.p.A. (“Energica”) comunica di aver sottoscritto in data odierna un accordo di investimento con Ideanomics, Inc., società di diritto americano, quotata sul Nasdaq, per la sottoscrizione di complessivi Euro 10.909.091 pari al 64,17% dell’aumento di capitale, scindibile, con esclusione del diritto di opzione ai sensi dell'articolo 2441, comma 5, cod. civ., deliberato dal Consiglio di Amministrazione del 2 marzo 2021 (si rinvia al relativo comunicato stampa) a fronte dell’emissione di n. 6.128.703 azioni ordinarie, godimento regolare. L’investitore alla fine della sottoscrizione dell’aumento di capitale verrà a detenere una partecipazione pari a minimo il 20% del capitale sociale della Società. Il prezzo di sottoscrizione è stato determinato in Euro 1,78 per azione, quale risultante della media ponderata del prezzo ufficiale delle azioni Energica registrata nei sei mesi precedenti l’esecuzione dell’operazione.

ENERGICA MOTOR COMPANY S.p.A.
www.energicamotor.com

Sede Legale/Legal Headquarter
Via Cesare della Chiesa, 150 - 41126 Modena (MO), ITALY
Sede Operativa/operative Headquarter
Via Scarlatti, 20 – 41019 Soliera (MO), ITALY
C.F./ P.IVA 03592550366 (VAT number)
Capitale sociale/Company’s Capital € 216.542,71 i.v.

Ideanomics è un'azienda internazionale volta ad agevolare l'adozione di veicoli elettrici con servizi finanziari e prodotti fintech di nuova generazione.

La società è stata fondata nel 2017 ed è quotata al NASDAQ. Ideanomics sta costruendo un nuovo paradigma per la crescita delle aziende tecnologiche emergenti fornendo loro una piattaforma unificata volta ad accelerare la loro crescita facilitando l'adozione globale di tecnologie innovative con significativi vantaggi economici o ambientali.

Il regolamento dell’operazione avverrà nei prossimi giorni e sarà comunicato nei termini di legge.

“Siamo orgogliosi di entrare a far parte di questa piattaforma unificata di cui condividiamo appieno la visione”, afferma Livia Cevolini, CEO Energica Motor Company S.p.A.

“La creazione di un network di aziende innovative non può che accelerare la crescita e l’adozione di nuove tecnologie a partire dalla stessa mobilità sostenibile che ci vede tra i leader di settore. Siamo certi di poter dare il nostro contributo derivato dall’esperienza decennale nel campo delle moto elettriche ad elevate prestazioni”.

“L’investimento darà ulteriore forza alla crescita Energica già in atto con vigore negli ultimi anni grazie alle innovazioni apportate ai nostri prodotti con l’esperienza racing in MotoE.”

"Energica ha combinato la tecnologia dei veicoli elettrici ad emissioni zero con il pedigree della mobilità ad alte prestazioni, sinonimo della Motor Valley italiana, per creare una gamma di prodotti eccezionali per il mercato delle moto ad elevate prestazioni.”

“Per supportare i suoi prodotti, ha sviluppato internamente un expertise legato alla batteria e alla ricarica rapida DC che ha sinergie con i nostri interessi più ampi nel settore dei veicoli elettrici. Siamo rimasti molto colpiti da Livia e dal suo team, e siamo molto lieti di supportarli nella loro prossima fase di crescita”, ha affermato Alf Poor, CEO di Ideanomics.

L’accordo prevede un lock-up di 90 giorni a carico dell’investitore e un diritto di preferenza rispetto a eventuali ulteriori iniezioni di capitale di rischio nella Società al fine di limitare la diluzione della partecipazione dell’investitore. Inoltre, un osservatore nominato dall’investitore potrà partecipare ai lavori del consiglio di amministrazione della società. Qualora l’assemblea approvasse la proposta di introduzione del diritto di conversione delle azioni ordinarie in azioni a voto plurimo, l’investitore non procederà alla richiesta di iscrizione nell’apposito elenco.

First Europe ha assistito la società in qualità di advisor finanziario. Gli aspetti legali sono stati seguiti da Nctm per la Società e da Venable LLP per Ideanomics, Inc.

Il bookrunner è Bestinver Securities.

# # #

ENERGICA MOTOR COMPANY S.p.A.
www.energicamotor.com

Sede Legale/Legal Headquarter
Via Cesare della Chiesa, 150 - 41126 Modena (MO), ITALY
Sede Operativa/operative Headquarter
Via Scarlatti, 20 – 41019 Soliera (MO), ITALY
C.F./ P.IVA 03592550366 (VAT number)
Capitale sociale/Company’s Capital € 216.542,71 i.v.

About Ideanomics

Ideanomics è una società globale focalizzata sulla convergenza dei servizi finanziari e delle industrie tecnologiche disruptive. La nostra divisione Ideanomics Mobility è un fornitore di servizi che facilita l'adozione di veicoli elettrici da parte degli operatori di flotte commerciali offrendo soluzioni di acquisto, finanziamento e leasing dei veicoli e gestione dell'energia nell'ambito del nostro modello di business innovativo dalle vendite al finanziamento alla ricarica (S2F2C). Ideanomics Capital si concentra su soluzioni fintech per il settore dei servizi finanziari. Insieme, Ideanomics Mobility e Ideanomics Capital forniscono ai nostri clienti e partner globali tecnologie e servizi all'avanguardia progettati per migliorare la trasparenza, l'efficienza e la responsabilità, e ai nostri azionisti l'opportunità di partecipare a settori in crescita ad alto potenziale.

La società ha sede a New York, NY, con uffici a Pechino, Hangzhou e Qingdao e operations negli Stati Uniti, Cina, Ucraina e Malesia.

Energica Motor Company S.p.A.

Energica Motor Company S.p.A. è la prima casa costruttrice al mondo di moto elettriche ad elevate prestazioni e il costruttore unico della FIM Enel MotoE™ World Cup. Le moto Energica sono attualmente in vendita presso la rete ufficiale di concessionari ed importatori

Ideanomics

Tony Sklar, SVP of Investor Relations

ir@ideanomics.com

Energica Motor Company S.p.A.

Investor Relations

investor@energicamotor.com

Press Office Energica

Cecilia Bucci

cbucci@energicamotor.com

Investor Relations

IR TOP Consulting

Floriana Vitale f.vitale@irtop.com

Ideanomics,Inc.

Tony Sklar, SVP of Investor Relations

1441 Broadway, Suite 5116 New York, NY 10018

ir@ideanomics.com

ENERGICA MOTOR COMPANY S.p.A.
www.energicamotor.com

Sede Legale/Legal Headquarter
Via Cesare della Chiesa, 150 - 41126 Modena (MO), ITALY
Sede Operativa/operative Headquarter
Via Scarlatti, 20 – 41019 Soliera (MO), ITALY
C.F./ P.IVA 03592550366 (VAT number)
Capitale sociale/Company’s Capital € 216.542,71 i.v.

Nomad - Banca Finnat Euramerica S.p.A.

Alberto Verna

a.verna@finnat.it

Bestinver Securities S.V.S.A.

Luca Bonomini

LBonomini@bestinver.es

Nctm

Avv. Lukas Plattner LL.M.

lukas.plattner@nctm.it

ENERGICA MOTOR COMPANY S.p.A.
www.energicamotor.com

Sede Legale/Legal Headquarter
Via Cesare della Chiesa, 150 - 41126 Modena (MO), ITALY
Sede Operativa/operative Headquarter
Via Scarlatti, 20 – 41019 Soliera (MO), ITALY
C.F./ P.IVA 03592550366 (VAT number)
Capitale sociale/Company’s Capital € 216.542,71 i.v.